UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES ACT OF 1934

Date of Report (date of earliest event reported): August 14, 2007 (August 13, 2007)

Commission File No. 001-33016

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EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	68-0629883
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

16701 Greenspoint Park Drive, Suite 200
Houston, Texas 77060
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

A press release issued by Eagle Rock Energy Partners, L.P. on August 13, 2007, regarding financial results for the quarter ended June 30, 2007, is attached hereto as Exhibit 99.1, and that press release, including the Financial Highlights table included therein, is incorporated herein by reference. The information presented herein, including the table, is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Eagle Rock Energy Partners, L.P. filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01  Financial Statements and Exhibits.
(d)	Exhibits (furnished herewith):
Exhibit Index
Exhibit Number	Description

99.1	Press release of Eagle Rock Energy Partners, L.P., dated August 13, 2007 reporting second quarter 2007 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2007

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	EAGLE ROCK ENERGY GP, L.P., its general partner

By:	EAGLE ROCK ENERGY G&P, LLC, its general partner

By:	/s/ Alfredo Garcia

Alfredo Garcia
Senior Vice President, Corporate Development and Chief Financial Officer
(Duly Authorized and Principal Financial Officer)

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